Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Schedule of Income (Loss) Per Share

	Year Ended December 31,
	2024 $	2023 $	2022 $
Net income attributable to the shareholders of Teekay:
- Continuing operations - basic and diluted	133,770	150,641	36,755
- Discontinued operations - basic and diluted	—	—	41,652
	133,770	150,641	78,407
Increase in net earnings for interest expense recognized during the period relating to Convertible notes	—	—	1,675
Reduction in net earnings due to dilutive impact of equity-based awards in Teekay Tankers	(1,031)	(1,754)	(743)
Accretion add back due to if-converted method adoption	—	—	143
Net income attributable to the shareholders of Teekay - Diluted	132,739	148,887	79,482

Weighted average number of common shares (1)	91,285,538	94,484,659	102,119,129
Dilutive effect of Convertible Notes	—	—	1,810,599
Dilutive effect of equity-based awards	1,989,493	2,160,310	485,869
Common stock and common stock equivalents	93,275,031	96,644,969	104,415,597

Net income per common share
- Continuing operations - basic	1.47	1.59	0.36
- Discontinued operations - basic	—	—	0.41
- Basic	1.47	1.59	0.77

- Continuing operations - diluted	1.42	1.54	0.35
- Discontinued operations - diluted	—	—	0.40
- Diluted	1.42	1.54	0.76
(1)     The calculation of the weighted average number of common shares included 1.0 million, 0.8 million, and 0.8 million deferred common shares related to non-forfeitable equity-based awards for the years ended December 31, 2024, 2023 and 2022, respectively.